UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2022
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Roblox Corporation
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39763	20-0991664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 Park Place, San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 858-2569
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	RBLX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Appointment of Interim Principal Accounting Officer
On May 12, 2022, the Board of Directors of Roblox Corporation (the “Company”) appointed Deepika Gupta, 38, to act as the Company’s interim Principal Accounting Officer for the purposes of the Securities Exchange Act of 1934, as amended, to be effective as of May 15, 2022. Ms. Gupta has served as the Company’s Senior Director of Technical Accounting and Reporting since April 2022 and served as the Company’s Director of Technical Accounting and Reporting from March 2021 to March 2022. From June 2019 to February 2021, Ms. Gupta served as the Assistant Controller and Director of Technical Accounting and External Reporting at Infinera Corporation. From March 2018 to May 2019, Ms. Gupta served as the Senior Technical Accounting Manager for Lumentum Holdings. Between March 2006 and March 2018, Ms. Gupta served in various positions at PricewaterhouseCoopers, most recently as a Manager. Ms. Gupta holds a bachelor’s degree of commerce from Jiwaji University and is a Chartered Accountant from the Institute of Chartered Accountants of India.
There are no arrangements or understandings between Ms. Gupta and any other persons in connection with Ms. Gupta’s appointment as interim Principal Accounting Officer. There are also no family relationships between Ms. Gupta and any director or executive officer of the Company and Ms. Gupta has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROBLOX CORPORATION

Date: May 17, 2022	By:	/s/ Mark Reinstra
Mark Reinstra General Counsel and Secretary
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